================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: May 30, 2000

                      TELTRAN INTERNATIONAL GROUP, LTD.
--------------------------------------------------------------------------------
              (Exact name of Registrant as specified in charter)

      Delaware                     0-25641                 11-3172507
    ---------------           ---------------------       -------------------
    (State or Other           (Commission File No.)       (IRS Employer
    Jurisdiction of                                       Identification No.)
    Incorporation)

One Penn Plaza, Suite 4430, New York, New York                        10119
-------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code: (212) 643-1283
                                                    --------------

================================================================================

Item 7 of the current report on Form 8-K, filed March 29, 2000 is hereby amended to read in its entirety as follows:

       Item 7. Financial Statements, Pro-Forma Information and Exhibits

               (a)  Financial Statements of Business Acquired
                    -----------------------------------------

               Reference is made to index included with the Financial Statements attached.


               (b)  Pro Forma Financial Information
                    -------------------------------

               Reference is made to index included with the Financial Statements attached.

               (c)  Exhibits
                    --------

       10.23 Agreement for Sale and Purchase of Part of the Business of The Web Factory Limited dated as of among The Web Factory Limited, Castlegate 133 Limited, Teltran International Group, Ltd. and Datatec Limited dated
                                 March 15, 2000.

                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combined financial statements are based on the consolidated financial statements of Teltran International Group, Ltd. and Subsidiaries and the Web Factory Ltd. combined and adjusted to give effect to the acquisition.

The following unaudited pro forma combined statement of operations for Teltran International Group, Ltd. and Subsidiaries consists of actual operating results for the year ended December 31, 1999 for Teltran and year ended (unaudited) December 31, 1999 for The Web Factory Ltd. and gives effect to the acquisition as if it had occurred at the beginning of the period.

The following unaudited pro forma combined balance sheet at December 31, 1999 gives effect to the acquisition as if it had occurred on such date and was prepared based upon the consolidated balance sheet of Teltran International group Ltd. and Subsidiaries as of December 31, 1999 and the Web Factory Ltd. as of December 31, 1999 (unaudited).

The unaudited pro forma combined financial statements are not necessarily indicative of the results of operations for financial position of the combined company that would have occurred had the acquisition occurred at the beginning of the period presented or on the date of indicated, nor are they necessarily indicative of future operating results or financial position.

The unaudited pro forma adjustments are based upon information and assumptions included in the notes to the unaudited pro forma combined financial statements. Teltran International Group and the Web Factory Ltd. believe the pro forma assumptions are reasonable under the circumstances.

               TELTRAN INTERNATIONAL GROUP, LTD. AND SUBSIDIARIES

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                             As of December 31, 1999


                                                                                         Web Factory Limited
                                                                                    ----------------------------
                                                                                        At December 31, 1999
                                                                                    ----------------------------
                                                                      Teltran          Pounds            U.S. $       Adjustments
                                                                   -----------      -----------      -----------     -------------
Current Assets:
       Cash                                                        $ 3,823,468             --        $      --        $(1,367,611)a
       Accounts receivable                                             978,037             --               --               --
       Prepaid expenses                                                192,466           20,000           32,426
       Loans and exchanges                                                --                                --
                                                                   -----------      -----------      -----------      -----------
                 Total current assets                                4,993,971           20,000           32,426       (1,367,611)
                                                                   -----------      -----------      -----------      -----------

Fixed Assets:
       Machinery & Equipment, net of accumulated depreciation        1,094,816        3,000,000        4,863,900
                                                                   -----------      -----------      -----------      -----------

Other Assets:
       Goodwill - net of amortization                                  229,564                              --               --
       Security deposits                                                50,705                                               --
       Investment                                                    4,000,000                                          5,031,736  a
       Organization expense - net of amortization                         --                                --
                                                                   -----------      -----------      -----------      -----------
                 Total other assets                                  4,280,269             --               --          5,031,736
                                                                   -----------      -----------      -----------      -----------
                 Total assets                                      $10,369,056        3,020,000      $ 4,896,326      $ 3,664,125
                                                                   ===========      ===========      ===========      ===========


                                                                      Combined
                                                                     -----------
Current Assets:
       Cash                                                         $ 2,455,857
       Accounts receivable                                              978,037
       Prepaid expenses                                                 224,892
       Loans and exchanges                                                --
                                                                   -------------
                 Total current assets                                 3,658,786
                                                                   -------------

Fixed Assets:
       Machinery & Equipment, net of accumulated depreciation         5,958,716
                                                                   -------------

Other Assets:
       Goodwill - net of amortization                                   229,564
       Security deposits                                                 50,705
       Investment                                                     9,031,736
       Organization expense - net of amortization                         --
                                                                   -------------
                 Total other assets                                   9,312,005
                                                                   -------------
                 Total assets                                       $18,929,507
                                                                   =============


                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                           Teltran          Pounds                U.S. $
                                                                         ------------       ------------      ------------
Current Liabilities:
       Loan payable                                                      $     97,818          3,019,999      $  4,896,324
       Accounts payable, accrued expenses and taxes payable                 2,069,556               --                --
       Corporation taxes payable                                               16,090                                 --
                                                                         ------------       ------------      ------------
                 Total current liabilities                                  2,183,464          3,019,999         4,896,324
                                                                         ------------       ------------      ------------
Long-Term Liabilities:
       Long - term debt                                                        50,449               --                --
       Loans payable - stockholders'                                            1,245                                 --
                                                                         ------------       ------------      ------------
                 Total long-term liabilities                                   51,694               --                --
                                                                         ------------       ------------      ------------
                 Total liabilities                                          2,235,158          3,019,999         4,896,324
                                                                         ------------       ------------      ------------

Commitments and Contingencies

Stockholders' Equity:

       Preferred stock, $.001 par value per share, 5,000,000 shares authorized and -0- issued and outstanding
       Common stock, $.001 par value per share, 50,000,000 shares authorized and 16,420,983 issued
                 and outstanding                                               16,421               --                --
       Additional paid in capital in excess of par value                   20,795,070               --                --
       Deficit                                                            (11,988,871)                 1                 2
       Note receivable                                                       (391,219)                                --
       Stock subscription receivable                                         (295,312)
       Translation adjustment                                                  (2,191)              --                --
                                                                         ------------       ------------      ------------
                 Total stockholders' equity                                 8,133,898                  1                 2
                                                                         ------------       ------------      ------------
                 Total liabilities and stockholders' equity              $ 10,369,056          3,020,000      $  4,896,326
                                                                         ============       ============      ============


                                                                         Adjustments         Combined
                                                                         -----------       ------------

Current Liabilities:                                                     $ 3,664,125  a     $ 8,658,267
                                                                             --               2,069,556
       Loan payable                                                                              16,090
       Accounts payable, accrued expenses and taxes payable              -----------       ------------
       Corporation taxes payable                                           3,664,125         10,743,913
                                                                         -----------       ------------
                 Total current liabilities
                                                                                                 50,449
Long-Term Liabilities:                                                                            1,245
       Long - term debt                                                  -----------       ------------
       Loans payable - stockholders'                                        --                   51,694
                                                                         -----------       ------------
                 Total long-term liabilities                              3,664,125          10,795,607
                                                                         -----------       ------------
                 Total liabilities


Commitments and Contingencies

Stockholders' Equity:

       Preferred stock, $.001 par value per share, 5,000,000 shares authorized and -0- issued and outstanding
       Common stock, $.001 par value per share, 50,000,000 shares authorized and 16,420,983 issued
                 and outstanding                                                --               16,421
       Additional paid in capital in excess of par value                        --           20,795,070
       Deficit                                                                  --          (11,988,871)
       Note receivable                                                                         (391,219)
       Stock subscription receivable                                                           (295,312)
       Translation adjustment                                                   --               (2,191)
                                                                         -----------       ------------
                 Total stockholders' equity                                     --            8,133,900
                                                                         -----------       ------------
                 Total liabilities and stockholders' equity              $ 3,664,125       $ 18,929,507
                                                                         ===========       ============


  See accompanying notes to unaudited pro forma combined financial statements

               TELTRAN INTERNATIONAL GROUP, LTD. AND SUBSIDIARIES

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                      For the year ended December 31, 1999

                                                                                   Web Factory Limited
                                                                       ------------------------------------------
                                                                                   At December 31, 1999
                                                                       ------------------------------------------
                                                       Teltran                Pounds                U. S. $             Combined
                                                ----------------------  -------------------   --------------------   ---------------
Revenues:
        Sales                                         $ 2,453,189               941,419           $ 1,562,756           $ 4,015,945
        Miscellaneous                                                                                   --                    --
                                                      -----------           -----------           -----------           -----------
                                                        2,453,189               941,419             1,562,756             4,015,945
Cost of Sales:
        Purchases                                       1,944,849               538,907               894,586             2,839,435
                                                      -----------           -----------           -----------           -----------
Gross profit                                              508,340               402,512               668,170             1,176,510
                                                      -----------           -----------           -----------           -----------
Expenses:
        Salaries                                          738,397                                        --                 738,397
        Professional fees                                 411,362                                        --                 411,362
        Bad debts                                         398,067                                                           398,067
        Fees - other                                       95,039                                        --                  95,039
        Payroll taxes                                      26,167                                        --                  26,167
        Leasing expense                                    13,834                                        --                  13,834
        Travel                                            168,257                                        --                 168,257
        Insurance                                          41,297                                        --                  41,297
        Rent                                              153,440                                        --                 153,440
        Office expense                                     21,208                                        --                  21,208
        Miscellaneous                                      25,089                                        --                  25,089
        Maintenance costs                                   2,030                                        --                   2,030
        Printing                                           39,825                                                            39,825
        Commissions                                        21,538                                                            21,538
        Depreciation                                        6,785                                        --                   6,785
        Registration fees                                  16,135                                        --                  16,135
        Business development                               70,304                                        --                  70,304
        Telephone                                         140,532                                        --                 140,532
        Contributions                                       1,450                                        --                   1,450
        Advertising                                       206,709                                        --                 206,709
        Joint venture expense                               4,150                                                             4,150
        Amortization expense                                6,094                                                             6,094
        Allocated expenses                                   --                 634,174             1,052,729 b           1,052,729
                                                      -----------           -----------           -----------           -----------
            Total expenses                              2,607,709               634,174             1,052,729             3,660,438
                                                      -----------           -----------           -----------           -----------
(Loss) from operations                                 (2,099,369)             (231,662)             (384,559)           (2,483,928)
            Interest expense                               17,154                                        --                  17,154
                                                      -----------           -----------           -----------           -----------
(Loss) before other expense and
        provision for income taxes                     (2,116,523)             (231,662)             (384,559)           (2,501,082)
Other expense:
        (Loss) from joint venture                        (104,653)                                                         (104,653)
                                                      -----------           -----------           -----------           -----------
(Loss) before provision
            for income taxes                           (2,221,176)             (231,662)             (384,559)           (2,605,735)
Provision for income taxes                                 18,743                  --                    --                  18,743
                                                      -----------           -----------           -----------           -----------
Net  (loss)                                           $(2,239,919)             (231,662)          $  (384,559)          $(2,624,478)
                                                      ===========           ===========           ===========           ===========


  See accompanying notes to unaudited pro forma combined financial statements

                             THE WEB FACTORY LIMITED

                         REPORT AND FINANCIAL STATEMENTS

                                  31 MARCH 1999

                             THE WEB FACTORY LIMITED

                      REPORT AND FINANCIAL STATEMENTS 1999


                                    CONTENTS

                                                                    Page

Officers and professional advisers                                   1

Directors' report                                                    2

Statement of directors' responsibilities                             3

Auditors' report                                                     4

Profit and loss account                                              5

Balance sheet                                                        6

Notes to the accounts                                                7

                             THE WEB FACTORY LIMITED

                      REPORT AND FINANCIAL STATEMENTS 1999

                       OFFICERS AND PROFESSIONAL ADVISERS



DIRECTORS

     A. Harvey
     Mrs. P. Morris
     S.J. Griffiths
     E. Ferriman           (appointed 1 December 1998)
     J. Montanana          (appointed 1 December 1998)
     J. James              (appointed 1 December 1998)

SECRETARY

     A. Harvey

REGISTERED OFFICE

     APV Building
     Speedwell Road
     Parkhouse Industrial Estate East
     Newcastle
     Staffordshire
     ST5 7RG

AUDITORS

     Deloitte & Touche
     Chartered Accountants
     Columbia Centre
     Market Street
     Bracknell
     Berkshire
     RG12 1PA

                             THE WEB FACTORY LIMITED


DIRECTORS' REPORT

The directors present their annual report and the audited financial statements for the year ended 31 March 1999.

ACTIVITIES

The principal activity of the company in the year under review was that of provision of communication solutions and software authority.

REVIEW OF DEVELOPMENTS AND FUTURE PROSPECTS

The results for the year and financial position of the Company are as shown in the annexed financial statements. The directors remain optimistic about the Company's future prospects.

DIVIDENDS

No dividends will be distributed for the year ended 31 March 1999 (1998-nil).

YEAR 2000

The directors of the company recognize the significance of this issue, and believe they have taken sufficient measures to mitigate all significant risks, the costs of which are not expected to be material.

DIRECTORS AND THEIR INTERESTS

The beneficial interest of the directors holding office during the year in the issued share capital of the company were as follows:

                                         Ordinary shares of 10p each
                                  31 March 1999            1 April 1998
A. Harvey                              90                       135
Mrs. P.Morris                          90                       135
S.J.Griffiths                          90                       135
E. Ferriman                             -                         -
J. Montanana                            -                         -
J. James                                -                         -

No directors held any disclosable interests in any other group companies during the year.

RESEARCH AND DEVELOPMENT

The company undertakes an on-going programme of research and development activities in the areas of communication solutions and software authority.

AUDITORS

Deloitte & Touche were appointed as auditors during the year. They have expressed their willingness to continue in office and a resolution to reappoint them will be proposed at the forthcoming Annual General Meeting.

Approved by the Board of Directors
and signed on behalf of the Board



A. Harvey
Secretary

                             THE WEB FACTORY LIMITED



STATEMENT OF DIRECTORS' RESPONSIBILITIES

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company as at the end of the financial year and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to:

      I.   select suitable accounting policies and then apply them consistently:

     II.   make judgments and estimates that are reasonable and prudent:

    III. prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act of 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

AUDITORS' REPORT TO THE MEMBERS OF
THE WEB FACTORY LIMITED


We have audited the financial statements on pages 5 to 11 which have been prepared under the accounting policies set out on page 7.

Respective responsibilities of directors and auditors

As described on page 3, the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of opinion

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgments made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion

In our opinion the financial statements give a true and fair view of the state of the company's affairs at 31 March 1999 and of its loss for the year then ended and have been properly prepared in accordance with the Companies Act 1985.

Deloitte & Touche
Chartered Accountants and Registered Auditors

27 July 1999

                             THE WEB FACTORY LIMITED

                              NOTES TO THE ACCOUNTS

                            Year ended 31 March 1999



1.   ACCOUNTING POLICIES

     The financial statements are prepared in accordance with applicable accounting standards. The particular accounting policies adopted are described below.

     Accounting convention

     The financial statements are prepared under the historical cost convention.

     Tangible fixed assets

     Depreciation is provided on cost in equal annual installments over the estimated useful lives of the assets. The rates of depreciation re as follows:

         Fixtures and fittings                            15% per annum
         Computer hardware                            33 1/3% per annum
         Computer software                                50% per annum

     Stocks

     Stocks are stated at the lower of cost and net realizable value. Net realizable value if based on estimated selling price less all further costs to completion and all relevant marketing, selling and distribution costs.

     Deferred taxation

     Deferred taxation is provided on timing differences, arising from the different treatment of items for accounts and taxation purposes, which are expected to reverse in the future, calculated at rates at which it is estimated that tax will arise.

     Leases

     Assets obtained under finance leases and hire purchase contracts are capitalized at their fair value on acquisition and depreciated over their estimated useful lives. The finance charges are allocated over the period of the lease in proportion to the capital element outstanding.

     Operating lease rentals are charged to the profit and loss account in equal annual amounts over the lease term.

                             THE WEB FACTORY LIMITED

                              NOTES TO THE ACCOUNTS

                            Year ended 31 March 1999



1.   ACCOUNTING POLICIES (CONTINUED)

     Comparative figures

     The ensure consistency of presentation, certain comparative figures have been restated where appropriate.

     Research and development

     All research and development expenditure is charged to the profit and loss account as incurred.

2.   TURNOVER

     Turnover, all of which arises in the United Kingdom, is derived from the provision of communication solutions and software authority.

                                                                Seven months
                                                                   ended
                                                                 31 March
                                            1999                   1998
                                            (pound)               (pound)
         With third parties              2,401,521               1,047,869
         Within the group                  236,910                       -
                                         ----------            ------------

                                         2,638,431               1,047,869
                                         ==========            ============

3.   INFORMATION REGARDING DIRECTORS AND EMPLOYEES

                                                                Seven months
                                                                   ended
                                                                  31 March
                                         1999                       1998
                                        (pound)                    (pound)
         Directors' involvements
         Remuneration                   162,926                  121,118
                                        =======                  ========

                             THE WEB FACTORY LIMITED

                              NOTES TO THE ACCOUNTS

                            Year ended 31 March 1999





3.   INFORMATION REGARDING DIRECTORS AND EMPLOYEES (CONTINUED)

                                                                1999                      1998
                                                                  No.                      No.
     Average number of persons employed
     Directors                                                     3                        5
     Sales                                                        10                        6
     Administration                                                8                        6
     Production                                                   36                       25
                                                       --------------            ------------
                                                                  57                       42
                                                       --------------            ------------

     Staff costs during the year (including directors)      (pound)                   (pound)
     Wages and salaries                                    1,299,888                  468,802
     Social security costs                                   119,422                   44,815
                                                       --------------            --------------
                                                           1,419,310                  513,617
                                                       ==============            ==============

4.   OPERATING LOSS

                                                                                  Seven months
                                                                                      ended
                                                                                    31 March
                                                               1999                   1998
                                                             (pound)                 (pound)
     Operating loss is after charging:
     Hire of plant and machinery                               4,912                 47,568
     Hire of motor vehicles                                   77,050                 33,092
     Depreciation - owned assets                             125,220                 51,599
     Auditors' remuneration                                   14,000                 21,462
     Foreign exchange differences                                 -                   1,586
     Operating leases - land and buildings                    46,816                 18,095
     Operating leases - other assets                         193,516                 80,660


                                              THE WEB FACTORY LIMITED

                                               NOTES TO THE ACCOUNTS

                                             Year ended 31 March 1999



5.   INTEREST PAYABLE AND SIMILAR CHARGES

                                                                                      Seven months
                                                                                         ended
                                                                                       31 March
                                                                  1999                   1998
                                                                (pound)                 (pound)
     Bank loans, overdrafts and other loans                      25,120                   7,517
                                                            ===========              ==========

6.   TANGIBLE FIXED ASSETS

                                                         Fixtures and         Computer        Computer
                                                           fittings           hardware        software          Total
     Cost                                                  (pound)            (pound)          (pound)          (pound)
     At 1 April 1998                                           43,010          302,885               -          345,895
     Additions                                                 17,753           50,843          20,173           88,769
                                                           ----------       ----------      ----------      -----------

     At 31 March 1999                                          60,763          353,728          20,173          434,664
                                                           ----------       ----------      ----------      -----------

     Accumulated depreciation
     At 1 April 1998                                            4,013          136,810               -          140,823
     Charge for the year                                        9,470          110,317           5,433          125,220
                                                           ----------       ----------      ----------      -----------

     At 31 March 1999                                          13,483          247,127           5,433          266,043
                                                           ----------       ----------      ----------      -----------

     Net book value
     At 31 March 1999                                          47,280          106,601          14,740          168,621
                                                           ==========       ==========      ==========      ===========

     At 31 March 1998                                          38,997          166,075               -          205,072
                                                           ==========       ==========      ==========      ===========

7.       STOCKS

                                                                                                    1999            1998
                                                                                                  (pound)          (pound)
     Finished goods                                                                               12,451           10,816
     Work in progress                                                                                  -           20,000
                                                                                             -----------      -----------
                                                                                                  12,451           30,816
                                                                                             -----------      -----------

                             THE WEB FACTORY LIMITED

                              NOTES TO THE ACCOUNTS

                            Year ended 31 March 1999


8.  DEBTORS
                                                                                                  1999             1998
                                                                                                 (pound)           (pound)
     Trade debtors                                                                               578,448          516,129
     Amounts owed by fellow subsidiary undertakings                                               67,136                -
     Other debtors                                                                                 9,186            1,238
     Prepayments and accrued income                                                              157,632           62,760
                                                                                              ----------      -----------
                                                                                                 812,402          580,127
                                                                                              ==========       ==========


9.   CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                                                                   1999            1998
                                                                                                 (pound)          (pound)
     Bank loans and overdrafts                                                                   304,724          211,877
     Trade creditors                                                                             571,434          396,103
     Amounts owed to group undertakings
         Parent company                                                                           18,229           14,609
         Other                                                                                    28,298                -
     Other taxes and social security                                                              57,338           92,052
     Other creditors                                                                               1,102                -
     Accruals and deferred income                                                                143,293          138,348
                                                                                              ----------       ----------
                                                                                               1,124,418          852,989
                                                                                               =========       ==========

10.  CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

                                                                                                  1999             1998
                                                                                                (pound)           (pound)
     Bank loans                                                                                        -           25,000
     Amounts owed to parent company                                                              900,000          900,000
                                                                                              ----------       ----------
                                                                                                 900,000          925,000
                                                                                              ==========       ==========

11.  CALLED UP SHARE CAPITAL
                                                                                                  1999             1998
                                                                                                 (pound)           (pound)
     Authorised

         1,000,000 ordinary shares of 10p each                                                   100,000          100,000
                                                                                              ==========        =========

     Called up, allotted and fully paid
         1,810 ordinary shares of 10p each                                                           181              181
                                                                                              ==========        ==========


                             THE WEB FACTORY LIMITED

                              NOTES TO THE ACCOUNTS

                            Year ended 31 March 1999



12.  OPERATING LEASE COMMITMENTS

     At 31 March 1999 the company was committed to making the following operating lease payments in the following year:

                                                                         1999                               1998
                                                             Land and                           Land and
                                                            Buildings            Other         Buildings            Other
                                                             (pound)             (pound)        (pound)             (pound)
     Leases which expire:
         Within one year-                                                      181,319                 -
         Within 2 to 5 years                                   51,200                -            42,560           30,910
         After 5 years                                         13,500                -            13,500          160,359
                                                          -----------       ----------       -----------       ----------
                                                               64,700          181,319            56,060          191,269
                                                          ===========       ==========       ===========       ==========

13.  ULTIMATE PARENT COMPANY

     The immediate and ultimate parent and controlling party of The Web Factory Limited is Datatec Limited, a company incorporated in South Africa. The accounts of Datatec Limited may be obtained from P.O. Box 76226, Wendywood 2144, South Africa.

16.  RELATED PARTY DISCLOSURES

                                                                               Level of            Balance at
     Relationship                           Nature of transactions            transactions        31 March 1999
                                                                               (pound)              (pound)
     Debtors
     Parent                                 Intercompany trading               166,339               16,164
     Fellow group subsidiaries              Intercompany trading                70,571               50,972
     Creditors
     Parent                                 Intercompany trading                     -             (18,229)
     Fellow group subsidiaries              Intercompany trading                58,703             (23,298)
     Parent                                 Loan                                     -            (900,000)

                             THE WEB FACTORY LIMITED

                             PROFIT AND LOSS ACCOUNT

                               Year ended 31 March

                                                                                               Seven months
                                                                                                  ended
                                                                                                 31 March
                                                          NOTE             1999                    1998
                                                                          (pound)                 (pound)

TURNOVER                                                                2,638,431                1,047,869
Cost of sales                                               2          (1,209,097)                (603,120)
                                                                       ----------               ----------

Gross profit                                                            1,429,334                  444,749

Distribution costs                                                           --                     (4,529)

Administrative expenses                                                (1,777,344)                (789,215)
                                                                       ----------               ----------

OPERATING LOSS                                              4            (348,010)                (348,995)

Interest receivable                                                         5,349                    1,685

Interest payable and similar charges                        5             (25,120)                  (7,517)
                                                                       ----------               ----------

LOSS ON ORDINARY ACTIVITIES
      BEFORE TAXATION                                                    (367,781)                (354,827)
Tax on loss on ordinary activities                                           --                       --
                                                                       ----------               ----------

LOSS ON ORDINARY ACTIVITIES
      AFTER TAXATION FOR THE
      FINANCIAL YEAR                                                     (367,781)                (354,827)

Retained loss brought forward                                            (943,994)                (589,167)
                                                                       ----------               ----------

Retained loss carried forward                                          (1,311,775)                (943,994)
                                                                       ==========               ==========


All amounts derive from continuing activities. There are no recognized gains or losses for the current financial year or preceding financial period other than as stated above and accordingly no statement of total recognized gains and losses is presented.

                             THE WEB FACTORY LIMITED

                                  BALANCE SHEET

                                    31 March

                                                 NOTE          1999              1998
                                                              (pound)           (pound)
FIXED ASSETS
Tangible assets                                   6             168,621          205,072
                                                            ------------     ------------

CURRENT ASSETS
Stocks                                            7              12,451           30,816
Debtors                                           8             812,402          580,127
Cash at bank and in hand                                          2,172          300,983
                                                            ------------     ------------
                                                                827,025          911,926

CREDITORS: amounts falling due
  within one year                                 9          (1,124,418)        (852,989)
                                                            ------------     ------------

NET CURRENT (LIABILITIES)/ASSETS                               (297,393)          58,937
                                                            ------------     ------------

TOTAL ASSETS LESS CURRENT
  LIABILITIES                                                  (128,772)         264,009

CREDITORS: amounts falling due
  after more than one year                        10           (900,000)        (925,000)
                                                            ------------     ------------

                                                             (1,028,772)        (660,991)
                                                            ------------     ------------

CAPITAL AND RESERVES
Called up share capital                           11                181              181
Share premium                                                   282,822          282,822
Profit and loss account                                      (1,311,775)        (943,994)
                                                            ------------     ------------

EQUITY SHAREHOLDERS' FUNDS                                   (1,028,772)        (660,991)
                                                            ============     ============


These financial statements were approved by the Board of Directors on 27 July 1999.

Signed on behalf of the Board of Directors


P. Morris
Director